UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 27, 2007

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ____________________________ (State or other jurisdiction of incorporation)	1-13884 _______________________ (Commission File Number)	76-0451843 ___________________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 ___________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure

The registrant has furnished this report to disclose for Regulation FD purposes its press release of the announcement of a webcast of remarks of Sheldon R. Erikson, Chairman and Chief Executive Officer, at the Lehman Brothers CEO Energy/Power Conference on Thursday,  September 6, 2007.  The press release is included as Exhibit 99.1 to this report.
Item 9.01	Financial Statements and Exhibits

(c)  Exhibits:

The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated August 27, 2007 – Cameron to Present at Lehman Brothers Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
Name: William C. Lemmer
Title: Senior Vice President, General Counsel & Secretary

Date:           August 27, 2007

Cameron International Corporation
Current report on Form 8-K
Dated August 27, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated August 27, 2007 – Cameron to Present at Lehman Brothers Conference